MGD 4 1209
P1, P2, P4

SUPPLEMENT DATED DECEMBER 7, 2009
TO THE PROSPECTUS DATED

MAY 1, 2009
AS PREVIOUSLY AMENDED

MUTUAL GLOBAL DISCOVERY SECURITIES FUND
(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.	The portfolio management team under the “Management” section on page MGD-8, is revised as follows:

PETER LANGERMAN

President and Chief Executive Officer of Franklin Mutual Advisers, LLC (Franklin Mutual)

Mr. Langerman assumed the duties of co-portfolio manager of the Fund in December 2009. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

PHILIPPE BRUGERE-TRELAT
Vice President of Franklin Mutual

Mr. Brugere-Trelat assumed the duties of co-portfolio manager of the Fund in December 2009. Mr. Brugere-Trelat rejoined Franklin Templeton Investments in 2004. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, he was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

II.	The second paragraph in the “Management” section beginning with “Under an agreement with Franklin Mutual, Franklin Templeton Investment Management Limited…” is deleted in its entirety.

Please keep this supplement for future reference.

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